Exhibit 99.1

FOX CHASE BANCORP, INC.	2nd QUARTER EARNINGS 2014

4390 Davisville Road, Hatboro, PA 19040 Phone (215) 682-7400 Fax (215) 682-4144

NEWS RELEASE

For Immediate Release

Date:	July 30, 2014
Contact:	Roger S. Deacon
Chief Financial Officer
Phone:	(215) 775-1435

FOX CHASE BANCORP, INC. ANNOUNCES 122% INCREASE

IN EARNINGS FOR THE THREE MONTHS ENDED JUNE 30, 2014

(Increases Dividend; Announces Additional 5% Stock Repurchase Plan)

HATBORO, PA. July 30, 2014 — Fox Chase Bancorp, Inc. (the “Company”) (NASDAQ GM: FXCB), the holding company for Fox Chase Bank (the “Bank”), today announced net income of $2.3 million, or $0.20 per diluted share, and $4.3 million, or $0.37 per diluted share, for the three and six months ended June 30, 2014, respectively, compared to net income of $1.0 million, or $0.09 per diluted share, and $2.9 million, or $0.25 per diluted share, for the three and six months ended June 30, 2013, respectively.

Commenting on the performance for the quarter, Thomas M. Petro, President and Chief Executive Officer said, “We are pleased to report a 122% increase in earnings for the three months ended June 30, 2014, as compared to the same period in 2013.  The improved earnings were driven by solid growth in our commercial lending portfolio, increased net interest margin and continued reductions in credit-related costs.  The continued improvement in credit quality reflects the strength of our balance sheet as our ratio for the allowance for losses to total loans remained at 1.57% at June 30, 2014 and December 31, 2013.  Our business strategy of building long-term commercial relationships continues to increase profitability. Finally, we are excited to once again increase our quarterly dividend to $0.12 per share and announce another stock repurchase program, as we continue to look for opportunities to enhance shareholder value.”

Highlights for the three and six months ended June 30, 2014 included:

•                  Total assets were $1.11 billion at June 30, 2014 compared to $1.12 billion at December 31, 2013.  Total loans were $724.5 million at June 30, 2014, an increase of $31.1 million, or 4.5%, from $693.4 million at March 31, 2014, and an increase of $4.0 million, or 0.6%, from $720.5 million at December 31, 2013. Total commercial loans increased $37.4 million, or 6.7%, from $559.6 million at March 31, 2014 to $597.0 million at June 30, 2014 primarily due to increases of $26.3 million in multi-family and commercial real estate loans and $10.1 million in commercial construction loans.

•                  Total average assets were $1.09 billion for the six months ended June 30, 2014 as compared to $1.08 billion for the six months ended June 30, 2013.  Total average commercial loans increased by $57.7 million, or 11.3%, to $568.6 million for the six months ended June 30, 2014, compared to $510.9 million for the six months ended June 30, 2013.

•                  Nonperforming assets totaled $6.2 million, or 0.56% of total assets, at June 30, 2014 compared to $8.6 million, or 0.79% of total assets, at March 31, 2014 and $15.0 million, or 1.35% of total assets, at December 31, 2013.

•                  Return on assets was 0.85% and 0.78% for the three and six months ended June 30, 2014, respectively, compared to 0.38% and 0.53% for the three and six months ended June 30, 2013, respectively.

•                  Net interest income increased $962,000, or 6.1%, to $16.7 million for the six months ended June 30, 2014, compared to $15.8 million for the six months ended June 30, 2013 and increased $558,000, or 7.1%, to $8.4 million for the three months ended June 30, 2014, compared to $7.9 million for the three months ended June 30, 2013. The net interest margin was 3.20% for the three months ended June 30, 2014, compared to 3.17% for the three months ended March 31, 2014 and 3.01% for the three months ended June 30, 2013.

•                  Credit related costs, which include (i) provision or credit for loan losses, (ii) valuation adjustments on assets acquired through foreclosure, adjusted by (iii) net gain (loss) on sale of assets acquired through foreclosure, totaled $221,000 and $503,000 for the three and six months ended June 30, 2014, respectively, compared to $1.8 million and $2.7 million, respectively, for the three month and six months ended June 30, 2013.  Net loan (recoveries)/charge-offs totaled $(37,000) and $56,000 for the three and six months ended June 30, 2014, respectively, compared to $322,000 and $529,000 for the three and six months ended June 30, 2013.  There were no commercial loan charge-offs during the three months ended June 30, 2014.

•                  Delinquent loans totaled $536,000 at June 30, 2014, compared to $1.0 million at March 31, 2014 and $418,000 at December 31, 2013.  There were no delinquent commercial loans at June 30, 2014.

•                  Noninterest income decreased $1.2 million to $973,000 for the six months ended June 30, 2014 compared to $2.2 million for the six months ended June 30, 2013 primarily due to a gain on sale of investment securities of $532,000 in 2013, a decrease of $301,000 in equity in earnings of affiliates due to lower mortgage volumes and a decrease of $302,000 in gain (loss) on sale of an asset acquired through foreclosure due to a gain of $181,000 recorded in 2013 and a loss of $121,000 recorded in 2014.

•                  Noninterest expense decreased $2.6 million, or 18.4%, to $11.4 million for the six months ended June 30, 2014, compared to $14.0 million for the six months ended June 30, 2013. This decrease was primarily due to a decrease of $2.7 million in assets acquired through foreclosure expense as the Company recorded $282,000 in valuation adjustments on assets acquired through foreclosure during the six months ended June 30, 2014 compared to $3.0 million for the six months ended June 30, 2013.

•                  Excluding the previously mentioned decrease of $2.7 million in valuation adjustments on assets acquired through foreclosure, noninterest expense increased $139,000, or 1.3%, to $11.1 million for the six months ended June 30, 2014 from $11.0 million for the six months ended June 30, 2013.  The efficiency ratio was 59.8% and 62.4% for the three and six months ended June 30, 2014, respectively, compared to 64.2% and 63.7% for the three and six months ended June 30, 2013, respectively.

The Company also announced that its Board of Directors approved an increased cash dividend of $0.12 per outstanding share of common stock. The dividend will be paid on or about August 28, 2014 to stockholders of record as of the close of business on August 14, 2014.  Finally, on July 30, 2014, the Board of Directors approved an additional 5% stock repurchase plan (the “July

2014 Plan”).  Subject to market conditions and other factors, repurchases related to the July 2014 Plan will begin subsequent to completion of repurchases under the Company’s existing repurchase plan, which was approved in April 2012.  During the three months ended June 30, 2014, the Company repurchased 70,000 shares of common stock and, as of June 30, 2014, had 238,529 shares remaining under the April 2012 Plan.

Fox Chase Bancorp, Inc. will host a conference call to discuss second quarter 2014 results on Thursday, July 31, 2014 at 9:00 am EDT.  The general public can access the call by dialing (877) 507-3275.  A replay of the conference call will be available through September 15, 2014 by dialing (877) 344-7529; use Conference ID: 10049489.

Fox Chase Bancorp, Inc. is the stock holding company of Fox Chase Bank. The Bank is a Pennsylvania state-chartered savings bank originally established in 1867.  The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and nine branch offices in Bucks, Montgomery, Chester and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey.  For more information, please visit the Bank’s website at www.foxchasebank.com.

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
	(Unaudited)
INTEREST INCOME
Interest and fees on loans	$8,130	$8,016	$16,240	$16,078
Interest on mortgage related securities	1,774	1,751	3,602	3,489
Interest on investment securities	173	58	293	129
Other interest income	1	—	1	1
Total Interest Income	10,078	9,825	20,136	19,697
INTEREST EXPENSE
Deposits	797	1,141	1,695	2,318
Short-term borrowings	30	17	55	49
Federal Home Loan Bank advances	576	549	1,146	1,051
Other borrowed funds	250	251	498	499
Total Interest Expense	1,653	1,958	3,394	3,917
Net Interest Income	8,425	7,867	16,742	15,780
Provision for loan losses	100	(783)	100	(143)
Net Interest Income after Provision for Loan Losses	8,325	8,650	16,642	15,923
NONINTEREST INCOME
Service charges and other fee income	424	462	776	823
Net (loss) gain on sale of assets acquired through foreclosure	(121)	185	(121)	181
Income on bank-owned life insurance	120	117	237	233
Equity in earnings of affiliate	67	165	34	335
Net gain on sale of investment securities	—	171	—	532
Other	24	39	47	89

Total Noninterest Income	514	1,139	973	2,193
NONINTEREST EXPENSE
Salaries, benefits and other compensation	3,519	3,480	7,160	6,985
Occupancy expense	418	393	914	840
Furniture and equipment expense	96	117	207	241
Data processing costs	377	367	762	765
Professional fees	337	488	815	776
Marketing expense	61	78	102	108
FDIC premiums	150	165	315	350
Assets acquired through foreclosure expense	72	2,810	393	3,095
Other	389	409	744	822
Total Noninterest Expense	5,419	8,307	11,412	13,982
Income Before Income Taxes	3,420	1,482	6,203	4,134
Income tax provision	1,105	438	1,932	1,263
Net Income	$2,315	$1,044	$4,271	$2,871
Earnings per share:
Basic	$0.21	$0.09	$0.38	$0.25
Diluted	$0.20	$0.09	$0.37	$0.25

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in Thousands, Except Share Data)

	June 30,	December 31,
	2014	2013
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$274	$149
Interest-earning demand deposits in other banks	9,409	11,798
Total cash and cash equivalents	9,683	11,947
Investment securities available-for-sale	8,477	10,489
Mortgage related securities available-for-sale	236,143	246,068
Mortgage related securities held-to-maturity (fair value of $72,961 at June 30, 2014 and $67,491 at December 31, 2013)	72,606	68,397
Loans, net of allowance for loan losses of $11,573 at June 30, 2014 and $11,529 at December 31, 2013	724,513	720,490
Federal Home Loan Bank stock, at cost	11,152	9,813
Bank-owned life insurance	14,784	14,547
Premises and equipment, net	9,569	9,814
Assets acquired through foreclosure	2,017	6,252
Real estate held for investment	1,620	1,620
Accrued interest receivable	3,275	3,308
Mortgage servicing rights, net	127	152
Deferred tax asset, net	4,743	8,906
Other assets	6,363	4,819
Total Assets	$1,105,072	$1,116,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits	$691,979	$673,715
Short-term borrowings	47,300	80,500
Federal Home Loan Bank advances	150,000	150,000
Other borrowed funds	30,000	30,000
Advances from borrowers for taxes and insurance	1,802	1,525
Accrued interest payable	312	314
Accrued expenses and other liabilities	5,474	7,101
Total Liabilities	926,867	943,155
STOCKHOLDERS’ EQUITY
Preferred stock ($.01 par value; 1,000,000 shares authorized, none issued and outstanding at June 30, 2014 and December 31, 2013)	—	—
Common stock ($.01 par value; 60,000,000 shares authorized, 12,112,491 shares outstanding at June 30, 2014 and 12,147,803 shares outstanding at December 31, 2013)	146	146
Additional paid-in capital	138,401	137,593
Treasury stock, at cost (2,538,172 shares at June 30, 2014 and 2,468,172 at December 31, 2013)	(34,581)	(33,436)
Common stock acquired by benefit plans	(8,566)	(9,272)
Retained earnings	83,057	82,885
Accumulated other comprehensive loss, net	(252)	(4,449)
Total Stockholders’ Equity	178,205	173,467

Total Liabilities and Stockholders’ Equity	$1,105,072	$1,116,622

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)

(Dollars in Thousands, Except Per Share Data)

	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
CAPITAL RATIOS:
Stockholders’ equity (to total assets) (1)	16.13%	16.13%	15.53%	15.45%
Tier 1 capital (to adjusted assets) (2)	13.18	12.87	13.12	12.78
Tier 1 risk —based capital (to risk-weighted assets) (2)	18.59	18.74	18.44	18.94
Total risk-based capital (to risk-weighted assets) (2)	19.64	19.78	19.48	19.98

ASSET QUALITY INDICATORS:
Nonperforming Assets:
Nonaccruing loans	$4,144	$3,979	$8,780	$9,989
Accruing loans past due 90 days or more	—	—	—	—
Total nonperforming loans	$4,144	$3,979	$8,780	$9,989
Assets acquired through foreclosure	2,017	4,574	6,252	9,948
Total nonperforming assets	$6,161	$8,553	$15,032	$19,937

Ratio of nonperforming loans to total loans	0.56%	0.56%	1.20%	1.40%
Ratio of nonperforming assets to total assets	0.56	0.79	1.35	1.78
Ratio of allowance for loan losses to total loans	1.57	1.62	1.57	1.48
Ratio of allowance for loan losses to nonperforming loans	279.3	287.4	131.3	105.1

Troubled Debt Restructurings:
Nonaccruing troubled debt restructurings (3)	$282	$157	$3,488	$9,989
Accruing troubled debt restructurings	5,324	5,107	6,786	7,265
Total troubled debt restructurings	$5,606	$5,264	$10,274	$17,254

Past Due Loans:
30 - 59 days	$526	$829	$413	$1,618
60 - 89 days	10	179	5	323
Total	$536	$1,008	$418	$1,941

(1) Represents stockholders’ equity ratio of Fox Chase Bancorp, Inc.

(2) Represents regulatory capital ratios of Fox Chase Bank.

(3) Nonaccruing troubled debt restructurings are included in total nonaccruing loans above

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
PERFORMANCE RATIOS (4):
Return on average assets	0.85%	0.72%	0.54%	0.38%
Return on average equity	5.25	4.46	3.40	2.34
Net interest margin	3.20	3.17	3.17	3.01
Efficiency ratio (5)	59.8	65.1	64.0	64.2
OTHER:
Tangible book value per share - Core (6)	$14.73	$14.61	$14.65	$14.48
Tangible book value per share (7)	$14.71	$14.38	$14.28	$14.28
Employees (full-time equivalents)	140	141	142	143

	At or for the Six Months Ended
	June 30,	June 30,
	2014	2013
PERFORMANCE RATIOS (4):
Return on average assets	0.78%	0.53%
Return on average equity	4.85	3.20
Net interest margin	3.19	3.04
Efficiency ratio (5)	62.4	63.7

(4) Annualized

(5) Represents noninterest expense, excluding valuation adjustments on assets acquired through foreclosure,  divided by the sum of net interest income and noninterest income, excluding gains or losses on the sale of securities, premises and equipment and assets acquired through foreclosure.

(6) Total stockholders’equity, excluding the impact of accumulated other comprehensive loss, net ($252,000 at June 30, 2014, $2.7 million at March 31, 2014, $4.4 million at December 31, 2013 and $2.4 million at June 30, 2013) divided by total shares outstanding.

(7) Total stockholders’equity divided by total shares outstanding.  Tangible book value per share and book value per share were the same for all periods indicated.

AVERAGE BALANCE SHEET

(Dollars in Thousands, Unaudited)

	Three Months Ended June 30,
	2014			2013
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$6,241	$1	0.05%	$5,822	$—	0.04%
Mortgage related securities	313,939	1,774	2.26%	331,110	1,751	2.12%
Investment securities	19,001	173	3.65%	20,713	58	1.14%
Loans (1)	714,243	8,130	4.56%	690,584	8,016	4.65%
Allowance for loan losses	(11,553)			(11,962)
Net loans	702,690	8,130		678,622	8,016
Total interest-earning assets	1,041,871	10,078	3.88%	1,036,267	9,825	3.80%
Noninterest-earning assets	45,628			51,250
Total assets	$1,087,499			$1,087,517
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$560,578	$797	0.57%	$581,391	$1,141	0.79%
Borrowings	220,770	856	1.56%	196,632	817	1.67%
Total interest-bearing liabilities	781,348	1,653	0.85%	778,023	1,958	1.01%
Noninterest-bearing deposits	122,395			124,025
Other noninterest-bearing liabilities	7,284			6,727
Total liabilities	911,027			908,775
Stockholders’ equity	177,895			176,645
Accumulated comprehensive income	(1,423)			2,097
Total stockholder’s equity	176,472			178,742
Total liabilities and stockholders’ equity	$1,087,499			$1,087,517

Net interest income		$8,425			$7,867
Interest rate spread			3.03%			2.79%
Net interest margin			3.20%			3.01%

(1)         Nonperforming loans are included in average balance computation.

(2)         Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET

(Dollars in Thousands, Unaudited)

	Three Months Ended
	June 30, 2014			March 31, 2014
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$6,241	$1	0.05%	$7,325	$—	0.03%
Mortgage related securities	313,939	1,774	2.26%	317,098	1,828	2.31%
Investment securities	19,001	173	3.65%	18,416	120	2.61%
Loans (1)	714,243	8,130	4.56%	714,983	8,110	4.59%
Allowance for loan losses	(11,553)			(11,603)
Net loans	702,690	8,130		703,380	8,110
Total interest-earning assets	1,041,871	10,078	3.88%	1,046,219	10,058	3.88%
Noninterest-earning assets	45,628			46,457
Total assets	$1,087,499			$1,092,676
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$560,578	$797	0.57%	$573,346	$898	0.64%
Borrowings	220,770	856	1.56%	215,915	843	1.58%
Total interest-bearing liabilities	781,348	1,653	0.85%	789,261	1,741	0.89%
Noninterest-bearing deposits	122,395			119,207
Other noninterest-bearing liabilities	7,284			8,619
Total liabilities	911,027			917,087
Stockholders’ equity	177,895			178,266
Accumulated comprehensive income	(1,423)			(2,677)
Total stockholder’s equity	176,472			175,589
Total liabilities and stockholders’ equity	$1,087,499			$1,092,676

Net interest income		$8,425			$8,317
Interest rate spread			3.03%			2.99%
Net interest margin			3.20%			3.17%

(1)         Nonperforming loans are included in average balance computation.

(2)         Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET

(Dollars in Thousands, Unaudited)

	Six Months Ended June 30,
	2014			2013
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$6,783	$1	0.04%	$5,484	$1	0.04%
Mortgage related securities	315,519	3,602	2.28%	327,241	3,489	2.13%
Investment securities	18,709	293	3.14%	20,841	129	1.24%
Loans (1)	714,613	16,240	4.57%	689,434	16,078	4.69%
Allowance for loan losses	(11,578)			(11,703)
Net loans	703,035	16,240		677,731	16,078
Total interest-earning assets	1,044,046	20,136	3.88%	1,031,297	19,697	3.80%
Noninterest-earning assets	46,043			49,565
Total assets	$1,090,089			$1,080,862
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$566,963	$1,695	0.60%	$580,709	$2,318	0.80%
Borrowings	218,343	1,699	1.57%	194,410	1,599	1.66%
Total interest-bearing liabilities	785,306	3,394	0.87%	775,119	3,917	1.02%
Noninterest-bearing deposits	120,801			118,449
Other noninterest-bearing liabilities	7,952			7,632
Total liabilities	914,059			901,200
Stockholders’ equity	178,081			176,882
Accumulated comprehensive income	(2,051)			2,780
Total stockholder’s equity	176,030			179,662
Total liabilities and stockholders’ equity	$1,090,089			$1,080,862

Net interest income		$16,742			$15,780
Interest rate spread			3.01%			2.78%
Net interest margin			3.19%			3.04%

(1)         Nonperforming loans are included in average balance computation.

(2)         Yields are not presented on a tax-equivalent basis.

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